Exhibit 10.34

CONSENT AND AMENDMENT TO

RECEIVABLES SALE AGREEMENT

This CONSENT AND AMENDMENT TO RECEIVABLES SALE AGREEMENT dated as of March 17, 2011 (this “Amendment”), is entered into among SIRVA RELOCATION CREDIT, LLC, as Seller, SIRVA RELOCATION LLC (“SIRVA Relo”) and SIRVA GLOBAL RELOCATION, INC. (“SIRVA Global”), as Servicers and Originators, and WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION, as Agent (in such capacity, the “Agent”) and as the sole Purchaser.

RECITALS

A. The Seller, the Servicers, the Purchasers and the Agent are parties to that certain Receivables Sale Agreement, dated as of September 30, 2008, as amended as of January 30, 2009, May 31, 2009, and December 23, 2009 (the “Receivables Sale Agreement”).

B. Executive Relocation Corporation was originally a party to the Receivables Sale Agreement as a Servicer and Originator but was subsequently merged with and into NAVL LLC, effective as of December 30, 2009, with NAVL LLC as the surviving entity, and NAVL LLC was thereafter merged with and into SIRVA Relo, effective as of December 31, 2009, with SIRVA Relo, as the surviving entity.

C. SIRVA Worldwide, Inc. (“Parent”) is party to (a) that certain Credit Agreement, dated as of May 12, 2008 (as amended, the “JPM Agreement”), by and among Parent, SIRVA, Inc., the several lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and (b) that certain Tem Loan Agreement, dated as of May 12, 2008 (as amended, the “ WTC Agreement”), by and among Parent, SIRVA, Inc., the several lenders party thereto and Wilmington Trust Company, as administrative agent, which collectively constitute the SIRVA Credit Agreements.

D. SIRVA, Inc. and Parent are entering into the following transactions with respect to the WTC Agreement: (i) releasing the liens securing the indebtedness outstanding the WTC Agreement and amending the covenants applicable to such indebtedness, (ii) repaying a portion of the amounts outstanding under the WTC Agreement from a portion of the proceeds from the 2011 Term Loan Agreement (defined below) and the 2011 ABL Agreement (defined below), and (iii) converting the remaining amounts outstanding under the WTC Agreement to preferred stock (collectively, the “WTC Refinancing Transaction”).

E. SIRVA, Inc. and Parent are entering into the following transactions with respect to the JPM Agreement: (i) entering into (x) that certain Credit Agreement, dated as of March 17, 2011, by and among Parent, SIRVA, Inc., the several lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “2011 Term Loan Agreement”), (y) that certain Credit Agreement, dated as of March 17, 2011, by and among Parent, SIRVA, Inc., North American Van Lines, Inc., Allied Van Lines, Inc., SIRVA Relocation LLC, the several lenders party thereto and Wells Fargo Capital Finance, LLC, as agent and sole bookrunner (as amended, restated, supplemented or otherwise modified from time to time, the “2011 ABL Agreement”), and (z) the various agreements, instruments, certificates and other documents evidencing, securing or otherwise relating to the 2011 Term Loan Agreement and the 2011 ABL Agreement and (ii) applying the proceeds of the 2011 Term Loan Agreement and the 2011 ABL Agreement to repaying (x) the indebtedness outstanding under the JPM Agreement in full (and terminating the JPM Agreement and all related agreements and commitments thereunder) and (y) a portion of the indebtedness outstanding under the WTC Agreement (collectively, the “JPM Refinancing Transaction” and together with the WTC Refinancing Transaction, the “Refinancing Transactions”).

F. The parties wish to amend the Receivables Sale Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Receivables Sale Agreement shall have the same meanings herein as in the Receivables Sale Agreement, as amended by this Amendment.

2. Amendment to Receivables Sale Agreement.

(i) Effective as of the consummation of the Refinancing Transactions, the parties hereto acknowledge and agree that the definition “SIRVA Credit Agreements” found in Schedule I is amended and restated as follows:

“SIRVA Credit Agreements” means (i) that certain Credit Agreement, dated as of March 17, 2011, by and among Parent, SIRVA, Inc., the several lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time), and (y) that certain Credit Agreement, dated as of March 17, 2011, by and among Parent, SIRVA, Inc., North American Van Lines, Inc., Allied Van Lines, Inc., SIRVA Relocation LLC, the several lenders party thereto and Wells Fargo Capital Finance, LLC, as agent and sole bookrunner (as amended, restated, supplemented or otherwise modified from time to time).

(ii) The Agent and the Purchaser hereby consent to the Refinancing Transactions; provided that no grant of any security interest or other interest in, or other transfer of, any Receivables, any Lock Box, any Lock-Box Account or any Collection Account is made in connection with the Refinancing Transactions or under the 2011 Term Loan Agreement, the 2011 ABL Agreement or any related agreements or documents.

3. Limited Consent. The Agent and the Purchasers hereby consent to the execution and delivery of the Amendment to the WTC Agreement in the form attached hereto as Attachment 1 (the “WTC Agreement Amendment”).

4. Representations and Warranties. With respect to the Sale Agreement, the Seller and each Servicer, and with respect to the Purchase Agreement, the Originators hereby represent and warrant to the Agent and the Purchasers as follows:

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(i) Representations and Warranties. The representations and warranties contained in Article IV of the Receivables Sale Agreement and Section 4 of the Purchase Agreement are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

(ii) Enforceability. The execution and delivery by the Seller and each Servicer of this Amendment, and the performance by the Seller and each Servicer of this Amendment and the Receivables Sale Agreement, as amended hereby (the “Amended Agreement”), are within the corporate powers of the Seller and each Servicer and have been duly authorized by all necessary corporate or company action on the part of the Seller and each Servicer. This Amendment and the Amended Agreement are valid and legally binding obligations of the Seller and each Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(iii) No Potential Termination Event. No Potential Termination Event that will not be cured by this Amendment becoming effective has occurred and is continuing.

5. Acknowledgment by Originators. Each of SIRVA Relo and SIRVA Global, in its capacity as an Originator, acknowledges and agrees to the terms of this Amendment, including without limitation Sections 2 and 3 hereof.

6. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Receivables Sale Agreement shall remain in full force and effect; and the Seller and the Servicers confirm and reaffirm their obligations under the Amended Agreement and the other Transaction Documents. After this Amendment becomes effective, all references in the Receivables Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or otherwise referring to the Receivables Sale Agreement shall be deemed to be references to the Amended Agreement. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Sale Agreement other than as set forth herein.

7. Effectiveness. This Amendment shall become effective as of March 17, 2011 (the “Amendment Effective Date”), provided that the Agent shall have received no later than March 17, 2011 (i) counterparts of this Amendment (whether by facsimile, email transmission or otherwise) executed by the Seller, the Servicers, the Originators, the Agent and the Purchasers and consented to by Parent, and (ii) a true and correct copy of the fully executed WTC Agreement Amendment, 2011 Term Loan Agreement and 2011 ABL Agreement. SIRVA Relo agrees to provide to the Agent such evidence of the consummation of the Refinancing Transactions as Agent may reasonably request.

8. Headings; Counterparts. Section Headings in this Amendment are for reference only and shall not affect the construction of this Amendment. This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

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9. Cumulative Rights and Severability. All rights and remedies of the Purchasers and Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Illinois.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIRVA RELOCATION CREDIT, LLC, as Seller

By:	/s/ Douglas V. Gathany
Title:	President

SIRVA RELOCATION LLC, as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

SIRVA GLOBAL RELOCATION, INC., as a Servicer

By:	/s/ Douglas V. Gathany
Title:	Treasurer

S-1	Consent and Amendment

The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Purchase Agreement to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Purchase Agreement is in full force and effect.

SIRVA RELOCATION LLC, as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasure

SIRVA GLOBAL RELOCATION, INC., as an Originator

By:	/s/ Douglas V. Gathany
Title:	Treasurer

S-2	Consent and Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION, as Agent and sole Purchaser

By:
Title:	VP and Authorized Signatory

S-3	Consent and Amendment

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Guaranty dated as of September 30, 2008, executed by the undersigned in favor of SIRVA Relocation Credit, LLC (the “Guaranty”). The undersigned (i) consents and agrees to the foregoing Amendment, (ii) confirms that references in the Guaranty to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirms that the Guaranty is in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and Consent as of the date first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Susan Hobson Kus
Title:	Secretary

Attachment 1

WTC Agreement Amendment